UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 17, 2017
 Date of Report (Date of Earliest Event Reported)

HP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

    At the 2017 Annual Meeting, HP Inc.’s (“HP”) stockholders voted on the four proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 17, 2017 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected twelve individuals to HP’s Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Aida M. Alvarez	1,233,128,635	4,236,368	1,515,047	217,680,288
	Shumeet Banerji	1,224,591,371	12,716,284	1,572,395	217,680,288
	Carl Bass	1,230,233,558	7,103,346	1,543,146	217,680,288
	Robert R. Bennett	1,218,970,323	17,752,081	2,157,646	217,680,288
	Charles V. Bergh	1,230,140,942	7,173,755	1,565,353	217,680,288
	Stacy Brown-Philpot	1,233,733,487	3,693,715	1,452,848	217,680,288
	Stephanie A. Burns	1,234,187,639	3,257,138	1,435,273	217,680,288
	Mary Anne Citrino	1,226,495,806	10,309,524	2,074,720	217,680,288
	Stacey Mobley	1,226,550,095	10,827,679	1,502,276	217,680,288
	Subra Suresh	1,233,562,879	3,731,765	1,585,406	217,680,288
	Dion J. Weisler	1,230,206,828	7,279,557	1,393,665	217,680,288
	Margaret C. Whitman	1,156,837,165	67,393,682	14,649,203	217,680,288

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2017 as set forth below:
	Votes For	Votes Against	Abstentions
	1,430,723,043	22,786,498	3,050,797

	Proposal 3
	HP’s stockholders approved the advisory resolution to approve executive compensation as set forth below:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
	1,149,883,081	84,423,608	4,573,361	217,680,288

	Proposal 4
	HP’s stockholders approved the advisory resolution to set the frequency of future advisory votes on executive compensation as set forth below:
	1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
	1,095,753,792	1,921,463	138,650,465	2,554,330	217,680,288

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 20, 2017	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary